SUPPLEMENT DATED AUGUST 20, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997

                           WRL SERIES ANNUITY ACCOUNT

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

         On August 15, 1997, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Bond Portfolio of the WRL Series Fund, Inc. (the "Fund") for shares of the Short-to-Intermediate Government Portfolio of the Fund currently held by the corresponding Sub-Account of the WRL Series Annuity Account (the "Account"). To the extent required by law, approvals of the substitution will also be obtained from the state insurance regulators in certain jurisdictions.

         If approved, the effect of the share substitution will be to replace the Short-to-Intermediate Government Portfolio with the Fund's Bond Portfolio as an investment option under the individual flexible premium deferred variable annuity contract (the "Contract") described in your May 1, 1997 prospectus. The Bond Portfolio is described in the Fund's current prospectus, which you previously received under separate cover.

         If approved, Western Reserve would carry out the proposed substitution as soon as all necessary regulatory approvals have been obtained (anticipated to be before December 31, 1997), by redeeming the Short-to-Intermediate Government Portfolio shares in cash and purchasing with the proceeds shares of the Bond Portfolio. If carried out, the proposed substitution would result in the involuntary reinvestment of Contract owners' Cash Value invested in the Short-to-Intermediate Government Portfolio.

         The investment objective of the Fund's Bond Portfolio is:

         BOND PORTFOLIO: seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

         Contract owners and prospective purchasers should carefully read the prospectus for the Fund. Additional copies of the Fund's prospectus are available from Western Reserve (call 1-800-851-9777).

         From the date of this Supplement until 30 days after the date of the proposed substitution, each Contract owner will be permitted to make one transfer from the Short-to-Intermediate Government Sub-Account of all the Cash Value under the Contract invested in that Sub-Account to other available Sub-Account(s) without that transfer(s) counting as one of the limited number of transfers permitted in a Contract Year free of charge. In addition, Western Reserve will not exercise any rights reserved by Western Reserve under the Contract to impose additional restrictions on transfers until at least 30 days after the proposed substitution.

         In connection with the proposed substitution, the Short-to-Intermediate Government Portfolio will be closed to new investment on November 15, 1997. After such date, Contract owners will not be permitted to allocate net purchase payments to or transfer Cash Value to the Sub-Account of the Account investing in the Short-to-Intermediate Government Portfolio.

         Wire Transfers. Effective September 1, 1997, Western Reserve will no longer make payment for partial withdrawals or Surrenders under the Contract by wire transfer.
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